UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2026

Unusual Machines, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41961	66-0927642
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5728 Major Blvd., Suite 250
Orlando, FL	32819
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 893-7663

N/A

(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01	UMAC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On August 12, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Unusual Machines, Inc. (the “Company”) approved the dismissal of Salberg & Company, P.A. (“Salberg”) as the Company’s independent registered public accounting firm, effective immediately.

The reports of Salberg on the Company’s financial statements for the years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2025 and 2024 and the subsequent interim period through August 12, 2026, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Salberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Salberg would have caused Salberg to make reference thereto in its reports on the financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Salberg with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Salberg furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Salberg’s letter will be filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On August 12, 2026, following approval by the Audit Committee, the Company engaged Ernst & Young LLP (“EY”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2026.

During the fiscal years ended December 31, 2025 and December 31, 2024 and the subsequent interim period through August 12, 2026 (the date of EY’s engagement), neither the Company nor anyone on its behalf consulted with EY regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by EY that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 12, 2026, the Board of the Company approved and adopted an amendment (the “Third Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws”) which became effective on August 12, 2026. Pursuant to the Third Amendment, Article III, Section 3.05 of Stockholder Quorum and Voting Requirements of the Bylaws was deleted and replaced in its entirety to amend the voting requirements for stockholder approval of actions, other than the election of directors, with such actions to be approved by the number of votes cast in favor of the action exceeding the number of votes cast in opposition to the action, unless a greater percentage is required by the Nevada Revised Statutes or a lesser percentage is required as provided in Section 3.05(c) of the Bylaws.

The foregoing description of the Third Amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Third Amendment to the Amended and Restated Bylaws
16.1	Letter from Salberg & Company, P.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unusual Machines, Inc.

Date: August 12, 2026	By:	/s/ Brian Hoff
	Name:	Brian Hoff
	Title:	Chief Financial Officer

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